Exhibit b(14)(c)

                            LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, Rodney O. Martin, Jr., Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ____day of ___________, 2002.

WITNESS:

________________________________      __________________________________________

                            LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, David L. Herzog, Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ____day of ___________, 2002.

WITNESS:

________________________________      __________________________________________

                            LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, Robert F. Herbert, Jr., Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ____day of ___________, 2002.

WITNESS:

________________________________      __________________________________________

                            LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, David J. Dietz, Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ____day of ___________, 2002.

WITNESS:

________________________________      __________________________________________

                            LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, Gary D. Reddick, Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ____day of ___________, 2002.

WITNESS:

________________________________      __________________________________________

                            LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, Merton B. Aidinoff, Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ____day of ___________, 2002.

WITNESS:

________________________________      __________________________________________

                           LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, William M. Keeler, A Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this 23rd day of April, 2002.

WITNESS:

________________________________      __________________________________________
                                                  William M. Keeler